CHICKEN LITTLE GROWTH FUND

Supplement to the Prospectus and Statement of Additional Information

dated December 7, 2006

As of December 1, 2006, the advisor to the Fund was delinquent in meeting its contractual obligation to reimburse the Fund for certain operating expenses for the months of September and October 2006. As a result, on that date the Board of Trustees decided to discontinue the offering of the Fund’s shares for purchase, pending reimbursement of these expenses by the advisor. In addition, the Fund’s net asset value was recalculated to deduct the Fund operating expenses not reimbursed by the advisor through November 30, 2006, causing a dilution in the net asset value of the Fund.

On December 4, 2006, the advisor reimbursed the Fund for all outstanding amounts through November 30, 2006. As a result, the Fund again began offering its shares for purchase and the Fund’s net asset value was recalculated as of December 1, 2006 to reflect the reimbursed expenses, eliminating the dilution in the net asset value of the Fund. Because the Fund’s net asset value was restated as of that date, there was no harm to shareholders.

Nevertheless, there is a risk that the advisor will experience financial difficulties or otherwise be unable to meet its reimbursement obligations to the Fund in the future. To the extent the advisor fails to make required reimbursements, the Fund will incur expenses at a substantially higher level, which will cause a dilution in the net asset value of the Fund. In such event, shareholders will incur their pro rata share of the additional expenses incurred, with the resultant loss in value of their investment. The full amount of the operating expenses incurred by the Fund during its most recently completed fiscal year (without taking into account any advisor reimbursement) is included in the fee table on page 5 of the Prospectus in the table showing the “Fees and Expenses of Investing in the Fund,” under the heading “Total Annual Fund Operating Expenses.”

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This supplement and the Prospectus and the Statement of Additional Information dated December 7, 2006 provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 621-9183.

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